SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ______)

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

RELM WIRELESS CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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RELM Wireless Corporation
7100 Technology Drive
West Melbourne, Florida 32904

April 8, 2006

Dear Stockholder:

You are cordially invited to attend the 2006 annual meeting of stockholders of RELM Wireless Corporation, which we will hold on Wednesday, May 10, 2006, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida.

The matters to be presented at the meeting are described in the Notice of 2006 Annual Meeting of Stockholders and Proxy Statement which accompany this letter.

We hope you will be able to attend the meeting, but, whatever your plans, we ask that you please complete, sign and date the enclosed proxy card and return it in the postage-paid envelope provided so that your shares will be represented at the meeting.

We look forward to seeing you at the meeting.

Sincerely,

David P. Storey
President and Chief Executive Officer

RELM WIRELESS CORPORATION
7100 Technology Drive
West Melbourne, Florida 32904

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, MAY 10, 2006

To the stockholders of RELM Wireless Corporation:

The annual meeting of stockholders of RELM Wireless Corporation will be held on Wednesday, May 10, 2006, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904, for the following purposes:

1.

To elect six (6) directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; and

2.

To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

This notice, together with the accompanying proxy statement and enclosed proxy card and annual report to stockholders, will be mailed to stockholders on or about April 8, 2006.

The board of directors has set the close of business on March 29, 2006 as the record date of the meeting. Stockholders of record at the close of business on March 29, 2006 are entitled to notice of, and to vote at, the annual meeting and any adjournment or postponement of the meeting. Each share of common stock is entitled to one vote.

A list of stockholders entitled to vote at the annual meeting will be available for inspection by our stockholders, for any purpose germane to the meeting, at the annual meeting and during ordinary business hours beginning 10 days prior to the date of the annual meeting, at our executive offices at 7100 Technology Drive, West Melbourne, Florida.

All stockholders are cordially invited to attend the annual meeting.

By Order of the Board of Directors,

William P. Kelly, Secretary

West Melbourne, Florida

April 8, 2006

Whether or not you expect to attend the annual meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed postage-paid envelope. If you are a holder of record, you may also cast your vote in person at the annual meeting. If your shares are held at a brokerage firm or bank, you must provide them with instructions on how to vote your shares.

RELM WIRELESS CORPORATION

________________________________________________________

2006 ANNUAL MEETING OF STOCKHOLDERS

MAY 10, 2006

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PROXY STATEMENT

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This proxy statement contains information related to our 2006 annual meeting of stockholders to be held on Wednesday, May 10, 2006, at 9:00 a.m., local time, at our corporate offices at 7100 Technology Drive, West Melbourne, Florida 32904 and at any adjournments or postponements thereof. The approximate date that this proxy statement, the accompanying notice of annual meeting and the enclosed form of proxy and our 2005 annual report to stockholders are first being mailed to stockholders is April 8, 2006. We are furnishing this proxy statement to stockholders of RELM as part of the solicitation of proxies by RELM’s board of directors for use at the annual meeting. You should review this information in conjunction with our 2005 annual report to stockholders which accompanies this proxy statement.

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TABLE OF CONTENTS

Page

ABOUT THE ANNUAL MEETING 2
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS 5
ELECTION OF DIRECTORS 7
CORPORATE GOVERNANCE 10
EXECUTIVE COMPENSATION 14
EQUITY COMPENSATION PLAN INFORMATION 16
CERTAIN TRANSACTIONS 18
STOCK PERFORMANCE GRAPH 19
RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 20
FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 20
MISCELLANEOUS 21
Annex A ― Audit Committee Charter A-1

ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

At the annual meeting, we are asking stockholders:

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To elect six (6) directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified; and

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To transact such other business properly brought before the meeting and any adjournment or postponement of the meeting.

Who is entitled to notice of, and to vote at the annual meeting?

You are entitled to vote, in person or by proxy, at the annual meeting if you owned shares of our common stock as of the close of business (5:00 p.m. EST) on March 29, 2006, the record date of the annual meeting. On the record date, 13,278,432 shares of our common stock were issued and outstanding and held by 1,187 holders of record. Holders of record of our common stock on the record date are entitled to one vote per share at the annual meeting.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

If a majority of the shares of our common stock outstanding on the record date is represented either in person or by proxy at the annual meeting, a quorum will be present at the annual meeting. Shares held by persons attending the annual meeting but not voting, and shares represented in person or by proxy and for which the holder has abstained from voting, will be counted as present at the annual meeting for purposes of determining the presence or absence of a quorum.

A broker who holds shares in nominee or “street name” for a customer who is the beneficial owner of those shares may be prohibited from giving a proxy to vote those shares on any proposal to be voted on at the annual meeting without specific instructions from such customer with respect to such proposal. Accordingly, if a broker receives voting instructions from a customer with respect to one or more, but not all, of the proposals to be voted on at the annual meeting, the shares beneficially owned by such customer will not constitute “votes cast” or shares “entitled to vote” with respect to any proposal for which the customer has not provided voting instructions to the broker. These so-called “broker non-votes” will be counted as present at the annual meeting for purposes of determining whether a quorum exists.

How do I vote?

If you complete and properly sign and date the accompanying proxy card, and return it to us in the enclosed return envelope as soon as possible, it will be voted as you direct. If you are a registered shareholder and you attend the meeting, you may deliver your completed proxy card in person. “Street name” shareholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

All shares of our common stock represented by properly executed proxies received before or at the annual meeting will, unless revoked, be voted in accordance with the instructions indicated on those proxies. If no instructions are indicated on a properly executed proxy, the shares represented by such proxy card will be voted “FOR” the nominees for directors. You are urged to mark the box on your proxy to indicate how to vote your shares.

Can I vote by telephone or electronically?

If your shares are held in “street name,” please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

The deadline for voting by telephone or electronically is 11:59 p.m., EDT, on May 9, 2006.

Can I change my vote after I return my proxy card?

Yes. Even after you have submitted your proxy card, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy card bearing a later date. In such event, the later submitted vote will be recorded and the earlier vote revoked. The powers of the proxy holders will be suspended if you are a holder of record and attend the meeting in person and so request, although attendance at the meeting will not be itself revoke a previously granted proxy.

If your shares are held in “street name,” you should contact the institution that holds your shares to change your vote.

What are the board’s recommendations?

The board recommends a vote “FOR” each of the six director nominees. Unless you give other instructions on your proxy card, the persons named as proxies on the proxy card will vote “FOR” each of the six director nominees.

We do not expect that any other matters will be brought before the annual meeting. If, however, other matters are properly presented, the persons named as proxies will vote the shares represented by properly executed proxies in accordance with their judgment with respect to those matters, including any proposal to adjourn or postpone the annual meeting. No proxy that is voted against all of the proposals will be voted in favor of any adjournment or postponement of the annual meeting for the purpose of soliciting additional proxies.

What vote is required to approve the proposal?

Election of Directors. The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting is required for the election of each of the director nominees. You may vote “for” or “withheld” with respect to the election of one or more of the directors. Only votes “for” or “withheld” are counted in determining whether a plurality has been cast in favor of a director. Abstentions are not counted for purposes of the election of directors, although they are counted for purposes of determining whether there is a quorum.  Stockholders do not have the right to cumulate their votes for directors.

Our Corporate Governance Guidelines, which appear later in this proxy statement, set forth our procedures if a director nominee is elected, but receives more “withheld” votes from his or her election than “for” votes from his or her election. In an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating committee.

The nominating committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Other Items. In the event other items are properly brought before the annual meeting, the affirmative vote of a majority of the votes cast, either in person or by proxy, at the meeting will be required for approval. A properly executed proxy marked “abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

As of the record date, our directors and executive officers and their affiliates owned and were entitled to vote approximately 1,674,132 shares of our common stock, which represented approximately 12.6% of our common stock outstanding on that date. We currently anticipate that all of these persons will vote their and their affiliates’ shares in favor of the director nominees.

Who pays for the preparation of the proxy and soliciting proxies?

We will pay the cost of preparing, assembling and mailing the proxy statement and the accompanying notice of annual meeting, proxy card and annual report to stockholders. In addition to the use of mail, our directors, officers and employees may solicit proxies by telephone or other electronic means or in person. These persons will not receive additional compensation for soliciting proxies. Arrangements also will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of stock held of record by these persons, and we will reimburse them for reasonable out-of-pocket expenses.

What should I have received to enable me to vote?

In addition to this proxy statement, you should have received the accompanying notice of annual meeting, a proxy card, and our 2005 annual report to stockholders. The mailing date of these materials is on or about April 8, 2006.

How can I obtain additional copies?

For additional copies of any of this proxy statement and the enclosed proxy card and annual report to stockholders, you should contact either our corporate office at 7100 Technology Drive, West Melbourne, Florida 32904, Attention: Investor Relations, telephone (321) 984-1414 or American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, telephone: (800) 937-5449.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth information regarding the beneficial ownership of our common stock as of March 29, 2006, by the following individuals or groups:

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each person or entity who is known by us to own beneficially more than 5% of our common stock;

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each of our directors and nominees for director;

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each of our named executive officers; and

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all of our directors, director nominees and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally includes voting or investment power with respect to securities. Shares of our common stock that are subject to our stock options that are presently exercisable or exercisable within 60 days of March 29, 2006 are deemed to be outstanding and beneficially owned by the person holding the stock options for the purpose of computing the percentage of ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

Unless indicated otherwise below, the address of our directors and executive officers is c/o RELM Wireless Corporation, 7100 Technology Drive, West Melbourne, Florida 32904. Except as indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. As of March 29, 2006, we had outstanding 13,278,432 shares of our common stock.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percent of Class

Donald F.U. Goebert	1,573,809	(1)(2)(5)	11.8%

Ralph R. Whitney Jr.	60,469	(2)(5)	*

James C. Gale	30,000	(2)(5)	*

George N. Benjamin, III	85,056	(2)(3)(5)	*

Randolph K. Piechocki	20,000	(2)(6)	*

David P. Storey	607,400	(2)(5)(6)	4.4%

William P. Kelly	203,000	(2)(6)	1.5%

Harold B. Cook	121,798	(2)(4)(6)	*

All directors, director nominees and executive officers as a group (8 persons)	2,701,532	(1)(2)(3)	18.9%

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* Less than 1%

(1)

Includes 60,000 shares owned by a partnership controlled by Mr. Goebert. The address for Mr. Goebert is 315 Willowbrook Lane, West Chester, PA 19382. Also includes 809,154 shares held jointly by Mr. Goebert with his wife, and 3,887 shares held in the name of his wife.

(2)

Share ownership of the following persons includes options presently exercisable or exercisable within 60 days of March 29, 2006 as follows: for Mr. Goebert – 15,000 shares; for Mr. Whitney – 30,000 shares; for Mr. Gale – 30,000 shares; for Mr. Benjamin – 10,000 shares; for Mr. Piechocki – 20,000; for Mr. Storey – 607,400 shares; for Mr. Kelly – 203,000 shares; and for Mr. Cook. – 112,000 shares.

(3)

Includes 75,056 shares held by Mr. Benjamin through a family trust.

(4)

Includes 8,500 shares held by Mr. Cook in an individual retirement account and 1,298 held by Mr. Cook’s children over which Mr. Cook exercises voting and investment power by means of a power-of-attorney.

(5)

The named person is a director and is a nominee for director at the annual meeting.

(6)

The named person is a named executive officer.

[Balance of page intentionally left blank]

ELECTION OF DIRECTORS

At the annual meeting, six nominees will be elected as directors. In accordance with our bylaws, the board of directors is currently fixed at eight members. There have been two vacancies since May, 2003, which our board of directors may seek to fill prior to the 2007 annual meeting of stockholders. The directors elected at the annual meeting will serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

Our board of directors has nominated each of George N. Benjamin, III, David P. Storey, Ralph R. Whitney Jr., James C. Gale, Donald F.U. Goebert and Randolph K. Piechocki to stand for re-election at the annual meeting. We expect each nominee for director to be able to serve if elected. If any nominee is not able to serve, proxies will be voted in favor of the remainder of those nominated and may be voted for substitute nominees, unless our board of directors chooses to reduce the number of directors serving on the board.

Our board of directors recommends that stockholders vote “FOR” the election of the six nominees as directors.

The affirmative vote of a plurality of the votes cast, either in person or by proxy, at the annual meeting by the holders of shares of our common stock entitled to vote at the annual meeting is required for the election of these nominees as directors.

However, under our Corporate Governance Guidelines, in an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating committee.

The nominating committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Nominees for Election as Directors

The following table sets forth the nominees to be elected at the annual meeting, the year such nominee was first elected as a director, their ages and the positions currently held by each nominee with us:

Name and Year First Elected	Age	Position

George N. Benjamin, III (1996)(1)(3)	68	Chairman of the Board
David P. Storey (2000)	53	President, Chief Executive Officer and Director
Ralph R. Whitney Jr. (1992)(1)(3)	71	Director
James C. Gale (1993)(2)	56	Director
Donald F.U. Goebert (1968)(2)	69	Director
Randolph K. Piechocki (2002)(1)(2)(3)	53	Director

———————

(1)

Member of the audit committee.

(2)

Member of the compensation committee.

(3)

Member of the nominating committee.

The business experience of each nominee for director is set forth below as of March 29, 2006.

George N. Benjamin, III has been our Chairman of the Board since May 2003 and a director since January 1996. He has served as director of Stonebridge Financial Corporation since January 2000 and director of Aubeta Network Corporation, a facility-based wide area network company, since December 2002. From August 1999 to October 2001, he was the president and chief executive officer of Keystone Networks, Inc., an optical network developer. He was president of BICC Brand Rex from May 1997 to August 1998, and was president and chief executive officer of BICC Cables Corp., N.A., a manufacturer of electrical wires and cable, from August 1998 through June 1999. He was a group vice-president of the Marmon Group, Incorporated, a management consulting organization, from August 1988 until October 1995. He was president of Tie Communications, Incorporated, a provider of business communications and information distribution products from April 1992 to October 1995. He has been a consultant and partner in Trig Systems, LLC, a management and consulting company, since July 1987.

David P. Storey has been our President and Chief Executive Officer since July, 2000, after serving as our Executive Vice President and Chief Operating Officer from June 1998 to July 2000. From January 1994 to June 1998, he was executive vice president of manufacturing for Arris Corporation (formerly Antec Corporation). At Arris, Mr. Storey was responsible for six manufacturing facilities which consisted of 2 million sq. ft. of manufacturing and distribution services. In the years preceding Arris, Mr. Storey was an officer of Keptel, Inc, which was acquired by Arris. He has also held senior management positions with EG&G, GTE, Exxon Office Systems, American Hospital Supply and Gould, Inc.

Ralph R. Whitney Jr. has been a director since January 1992. From January 1971 to January 2002, Mr. Whitney was the president and chief executive officer of Hammond Kennedy Whitney & Co., Inc., an investment banking company. From January 2001 to June 2002, Mr. Whitney served as a director of IFR Systems, Inc., a manufacturer of test equipment for the military. Since 1971, he has been a director of Baldwin Technology Co., Inc., a manufacturer of printing press equipment, First Technology, PLC, a manufacturer and supplier of electronic optical sensors, Reinhold Industries, Inc., a manufacturer of composite components in the aerospace, defense and commercial lighting industries, and DURA Automotive Systems, Inc., a manufacturer of automobile windows, seat and door assemblies.

James C. Gale has been a director since October 1993. Mr. Gale presently serves as the chairman of the board of Valera Pharmaceuticals, Incorporated and Alpex Pharma SA. He also serves as a director of Abrika Pharmaceuticals Inc., Avantium Technologies BV, Cedarburg Pharmaceuticals, Incorporated, Molecular Medicine Bioservices, Inc. and Cydex, Inc.. Since September 1998, Mr. Gale has been a managing director of Sanders Morris Harris, Inc., an investment banking company, and is currently the chief investment officer, a manager and member of SMM Corporate Management, LLC, of which Sanders Morris Harris, Inc. is the controlling member, and the chief investment officer of Corporate Opportunities Fund, L.P. and Corporate Opportunities Fund, (Institutional) L.P., of which SMM Corporate Management, LLC is the general partner. From 1991 to 1998, Mr. Gale was a managing director of Gruntal & Co., L.L.C., an investment banking and management company.

Donald F. U. Goebert served as Chairman of the Board (and a director of our predecessor) from March 1968 until May 2003 and has been a director to the present. He was the President of our predecessor from March 1968 to October 1988, and our President and Chief Executive Officer from April 1993 to December 1997. He has been president of Chester County Fund, Inc., a commercial real estate company, since 1968.

Randolph K. Piechocki has been a director since October 2002. He has served as president of Palco Telecom Service, Inc., a provider of reverse logistic and warranty fulfillment services, from August 1999 to the present. He has held senior level management and advisory positions at TxPort, a manufacturer of carrier class WAN access devices, from October 1997 to August 1999, Voice Control Systems from July 1997 to October 1997 and American Mobile Satellite, a wireless service provider, from April 1996 to September 1996.

Executive Officers and Key Employees

The following table presents information with respect to our executive officers and key employees, as of March 29, 2006.

Name	Age	Position

Executive Officers:
David P. Storey	53	President, Chief Executive Officer and Director
William P. Kelly	49	Executive Vice President and Chief Financial Officer and Secretary
Harold B. Cook	60	Executive Vice President of Operations

Key Employees:
James W. Spence	50	Executive Vice President of Engineering
Theresa M. Zagaruyka	50	Vice President of Engineering

See “Nominees for Election as Directors” above for additional information concerning Mr. Storey.

William P. Kelly has been our Executive Vice President and Chief Financial Officer since July 1997, and Secretary since June 2000. From October 1995 to June 1997, he was Vice President and Chief Financial Officer of our subsidiary, RELM Communications, Inc. From January 1993 to October 1995, he was the Financial Director of Harris Corp. Semiconductor Sector.

Harold B. Cook has been our Executive Vice President of Operations since February 2006. He served as our Vice President of operations from July 2000 to January 2006. Mr. Cook joined us in April 1997 as Director of Manufacturing. Prior to joining us, Mr. Cook held the position of Director of Manufacturing Operations at Computer Products Incorporated, Fujitsu America Inc., and Ampro Corporation. Mr. Cook also held operations management positions at Storage Technology Corporation and Harris Corporation.

James W. Spence has been our Executive Vice President of Engineering since January 2004. He served as our Director of Engineering from April 1999 to December 2003. Previously he was Engineering Manager with Dolphin Technology, L.C., performing system, embedded software, DSP, and hardware design to create trunked and secure mode radio products. From August 1983 to October 1994 he held various positions with Bendix/King, lastly as Software and Digital Engineering Group Leader. He was an original designer of the BK Radio product line, beginning with the LPH portable radio. In the years prior to Bendix/King, he held various engineering design positions with IBM. Mr. Spence holds Bachelor’s and Master’s degrees in Electrical Engineering from the University of Kansas.

Theresa M. Zagaruyka has been our Vice President of Engineering since January 2004. She served as RELM’s Director of Engineering from April 1999 to December 2003. Prior to joining RELM, she was Business Manager of Dolphin Technology, L.C., a consulting firm specializing in telecommunications applications. From January 1988 to February 1994 she was involved in the development of the software platform for Bendix/King radio products. Ms. Zagaruyka holds a Bachelor of Science degree in Electrical Engineering from the University of Kansas

CORPORATE GOVERNANCE

The board of directors is committed to good business practices, transparency in financial reporting and the highest level of corporate governance. The board of directors, which is elected by the stockholders, is our ultimate decision-making body except with respect to those matters reserved to our stockholders. It selects the senior management team, which is charged with the conduct of our business. Having selected the senior management team, the board of directors acts as an advisor and counselor to senior management and ultimately monitors its performance.

Guidelines

Board of Directors Independence

In accordance with the American Stock Exchange corporate governance listing standards, it is our policy that the board of directors consist of a majority of independent directors. Our board of directors reviews the relationships that each director has with us and other parties. Only those directors who do not have any of the categorical relationships that preclude them from being independent within the independence requirements of the American Stock Exchange corporate governance listing standards and who the board of directors affirmatively determines have no relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, are considered to be independent directors. The board of directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members' current and historic relationships with us and our subsidiaries; their relationships with management and other directors; the relationships their current and former employers have with us and our subsidiaries; and the relationships between us and other companies of which our board members are directors or executive officers. After evaluating these factors, the board of directors has determined that five of its six members are “independent” within the independence requirements of the American Stock Exchange corporate governance listing standards, all applicable rules and regulations of the SEC, and for purposes of Rule 162(m) of the Internal Revenue Code of 1986, as amended. These five directors are: George N. Benjamin, III, Ralph R. Whitney Jr., James C. Gale, Donald F.U. Goebert and Randolph K. Piechocki.

Independent members of our board of directors meet in executive session without management present, and are scheduled to do so at least two times per year. The board of directors has designated Mr. Benjamin as the presiding director for these meetings.

Voting for Directors

In an uncontested election, any nominee for director who receives more votes “withheld” from his or her election than votes “for” such election is required to promptly submit his or her resignation to the nominating committee.

The nominating committee is required to make recommendations to the board of directors as to the action to be taken with respect to any such resignation. The board of directors is required to take action within a reasonable period of time and to promptly disclose to the public each resignation and related board decision.

Mandatory Retirement Age for Directors

No individual will be eligible to be nominated for election or re-election as a director upon attaining the age of 72.

Shareholder Communications

Our board of directors believes that it is important for our shareholders to have a process to send communications to the board. Accordingly, shareholders desiring to send a communication to the board of directors, or to a specific director, may do so by delivering a letter to the Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “stockholder-board communication” or “stockholder-director communication.” All such letters must identify the author as the stockholder and clearly state whether the intended recipients of the letter are all members of our board of directors or certain specified individual directors. The Secretary will open such communications and make copies, and then circulate them to the appropriate director or directors.

Policy Concerning Director Attendance at Annual Stockholders' Meetings

While we encourage all members of our board of directors to attend our annual shareholders' meetings, there is no formal policy as to their attendance at annual shareholders' meetings. All of the members of our board of directors attended the 2005 annual stockholders' meeting.

Codes of Ethics

The board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, and a Code of Ethics for the chief executive officer and senior financial officer. These Codes are available at our Internet website, www.relm.com.

Meetings and Committees of the Board of Directors

The board of directors held six (6) meetings during 2005, and each of the directors attended at least seventy-five percent (75%) of the total number of meetings of the board of directors and committees (if any) on which he served. The board of directors has a standing audit committee, compensation committee and nominating committee.

Audit Committee. The members of the audit committee are Ralph R. Whitney Jr., who serves as the chairperson, and George N. Benjamin, III and Randolph K. Piechocki. From January 1, 2005 through October 3, 2005, James C. Gale served as a member of the audit committee. Mr. Gale, who then did not satisfy the independence requirements of Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by virtue of his affiliation with our then largest stockholder, resigned as a member of the audit committee for purposes of allowing us to qualify for listing of our common stock on the American Stock Exchange. The board of directors appointed Mr. Benjamin, who satisfied the independence requirements of Rule 10A-3 of the Exchange Act, to replace Mr. Gale.  Upon the appointment of Mr. Benjamin as a member of the audit committee, all of the members of the audit committee satisfied the independence requirements of Rule 10A-3 of the Exchange Act and the corporate governance listing standards of the American Stock Exchange. The board of directors has adopted an audit committee charter, the text of which is attached as Appendix A to this proxy statement. The audit committee charter requires that the audit committee consist of three or more members of the board of directors, each of whom are independent as defined by the corporate governance listing standards of the American Stock Exchange. The board of directors has determined that each of the members of the Audit Committee is independent, as defined by Rule 10A-3 of the Exchange Act and the corporate governance listing standards of the American Stock Exchange. The board of directors also has determined that Mr. Whitney is an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K.

The audit committee has oversight responsibility for quality and integrity of our consolidated financial statements. The committee meets privately with members of our independent registered public accounting firm, has the sole authority to retain and dismiss the independent registered public accounting firm and reviews their performance and independence from management. The independent registered public accounting firm has unrestricted access and reports directly to the committee. The audit committee met eight (8) times during fiscal year 2005. The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our security holders; (ii) our internal financial and accounting processes; and (iii) the independent audit process. Additionally, the audit committee has responsibilities and authority necessary to comply with Rule 10A-3(b) (2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the audit committee charter.

The audit committee has adopted a formal policy concerning approval of audit and non-audit services to be provided to us by our independent registered public accounting firm, BDO Seidman LLP. The policy requires that all services to be provided by BDO Seidman LLP, including audit services and permitted audit-related and non-audit services, must be pre-approved by the audit committee. The audit committee approved all audit and non-audit services provided by BDO Seidman LLP during 2005.

Compensation Committee. James C. Gale, Donald F.U. Goebert and Randolph K. Piechocki are members of the compensation committee, and Mr. Gale serves as the chairperson. All members of the compensation committee are independent within the corporate governance listing standards of the American Stock Exchange. The compensation committee is responsible for reviewing and approving all compensation arrangements for our executive officers, and is also responsible for administering the stock option plans. During 2005, the compensation committee met one (1) time and otherwise acted by unanimous written consent.

Nominating Committee. In February 2004, the board established the nominating committee. The members of the nominating committee are George N. Benjamin, III, Ralph R. Whitney Jr., and Randolph K. Piechocki, and Mr. Piechocki serves as chairperson. All members of the nominating committee are independent within the listing standards of the American Stock Exchange. The nominating committee does not have a charter. During 2005, the nominating committee met two (2) times.

The nominating committee is responsible for evaluating and recommending individuals for election or reelection to the board of directors and its committees. The nominating committee will consider director candidates that are recommended by stockholders. Any stockholder that wishes to recommend a director candidate for consideration should submit complete information of the identity and qualifications of the director candidate pursuant to the procedures set forth under “Corporate Governance--Stockholder Communications” on or before December 7, 2006. The nominating committee strives to complement and supplement skills within the existing board and strengthen any identified insufficiencies. In selecting the candidates, there is no firm requirement of minimum qualifications or skills that a candidate must possess. The nominating committee evaluates director candidates based on a number of qualifications, including their independence, judgment, character, financial literacy, expertise in the industry, experience developing and analyzing business strategies, risk management skills, and, for incumbent directors, his or her past performance. Further criteria include a candidate’s personal and professional ethics, integrity and values, as well as the willingness to devote sufficient time to attend meetings and participate effectively on the board. The same identifying and evaluating procedures apply to all candidates for director nomination, including candidates submitted by stockholders.

Compensation of Directors

During 2005, we paid to each of our non-employee directors meeting fees of $1,000 for attendance in person and $500 for attendance by telephone at each board meeting. We also paid to each of our non-employee directors, who served on any committee of the board, meeting fees of $250 for attendance at each meeting of any such committee which was held in conjunction with a meeting of the board and meeting fees of $500 for attendance at each meeting of any such committee which was not held in conjunction with a board meeting. Each of our non-employee directors who served as chairperson of any committee of the board of directors also received an annual fee of $1,000. In addition, our directors receive a yearly retainer fee of $8,000. During 2005, we paid $50,000 to Mr. Benjamin for his services as Chairman of the Board. Pursuant to the terms of the 1996 Non-Employee Director Stock Option Plan, each non-employee director is entitled to receive stock options for service as a director. Accordingly, a grant of a stock option for the purchase of 5,000 shares is made to each non-employee director on the date of each annual meeting of shareholders at which that person is elected or re-elected as a director (or if the annual meeting has not been held by June 30 of that year the grant is made as of June 30th of that year to each of the persons qualifying and who has been a non-employee director for at least three months). Options are granted at an exercise price equal to the fair market value of our common stock on the date of grant, become fully exercisable eleven months after the date of grant, or earlier upon a change of control as defined in the Plan, and expire five years from the date of grant or earlier in the event service as a director ceases. On May 11, 2005, a grant of stock options for the purchase of 5,000 shares was made to each of our non-employee directors at an exercise price of $2.10 per share.

Report of the Audit Committee

The following report of the audit committee does not constitute soliciting material and should not be deemed filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The audit committee oversees our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in the annual report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

The audit committee also has reviewed and discussed with our independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the committee by Statement of Auditing Standards 61. In addition, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm required by Independent Standards Board No. 1 and has discussed with our independent registered public accounting firm their independence from management and the Company, and has considered the compatibility of nonaudit services with our independent registered public accounting firm’s independence.

The audit committee discussed with our independent registered public accounting firm the overall scope and plans for their audit. The audit committee met with our independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board has approved) that the audited financial statements for 2005 be included in our annual report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

George N. Benjamin, III

Randolph K. Piechocki

Ralph R. Whitney (chairperson)

EXECUTIVE COMPENSATION

The following table sets forth total compensation earned or paid to our Chief Executive Officer and our two most highly compensated executive officers who served in such capacities as of December 31, 2005, collectively referred to below as the “named executive officers,” for, except as indicated below, the years ended December 31, 2005, 2004 and 2003:

Summary Compensation Table

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Securities Underlying Compensation Options (#)	All Other Compensation ($)(1)

David P. Storey President and Chief Executive Officer	2005 2004 2003	260,000 250,000 225,014	260,000 25,000 56,000	– – –	10,000 5,000 –	8,101 7,818 1,552

William P. Kelly Executive Vice President, Chief Financial Officer and Secretary	2005 2004 2003	155,500 148,500 135,013	155,500 14,850 34,000	– – –	10,000 5,000 –	5,715 5,374 984

Harold B. Cook Vice President of Operations	2005	106,000	106,000	–	10,000	3,719

———————

(1)

The amounts shown in the column titled “All Other Compensation” include both employer contributions to our 401(k) plan and insurance premiums paid by us for the benefit of the named executive officers.

Each of the named executive officers did not receive any other annual compensation during any portion of the three-year period applicable to him not categorized as salary or bonus except for perquisites and other personal benefits which in the aggregate in any year did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for such named executive officer.

Stock Option Grants

The following table sets forth grants of stock options to acquire shares of our common stock made during the year ended December 31, 2005 to the named executive officers. We do not currently have (and have not previously had) any plan pursuant to which any stock appreciation rights may be granted.

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (2)
	Number of Securities Underlying Options Granted (1)	% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($)/(Sh)	Expiration Date
Name					5%($)	10%($)

David P. Storey	10,000	5.9	2.10	2/22/15	13,207	33,469
William P. Kelly	10,000	5.9	2.10	2/22/15	13,207	33,469
Harold B. Cook	10,000	5.9	2.10	2/22/15	13,207	33,469

———————

(1)

The options vested in full on February 23, 2005, the date of grant.

(2)

Potential realizable value is based on the assumption that the common stock price appreciates at the annual rate shown, compounded annually, from the date of grant until the end of the option term. The amounts have been calculated based on the assumed appreciation rates shown in the table, assuming a per share market price equal to the market price on the date of grant. The actual value, if any, the named executive officer may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, if the executive were to sell the shares on the date of exercise, so there is no assurance that the value realized will be equal to or near the potential realizable value as calculated in this table.

Stock Option Holdings

The following table provides summary information regarding stock options held by each of our named executive officers as of December 31, 2005. No named executive officer exercised stock options during 2005.

	Number of Securities Underlying Unexercised Options at Dec. 31, 2005 (#)		Value of Unexercised In-the-Money Options at Dec. 31, 2005 ($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable

David P. Storey	610,000	-0-	3,286,975	-0-
William P. Kelly	317,500	-0-	1,820,050	-0-
Harold B. Cook	112,000	10,000	521,870	49,600

———————

(1)

The values of unexercised in-the-money options are based on the product of the (a) difference between the closing sale price per share of our common stock of $7.31 as reported by the American Stock Exchange on December 30, 2005, and the respective option exercise prices and (b) number of shares of common stock underlying the options.

Employment Agreements and Change In Control Arrangements

Effective January 2004, we entered into change of control agreements with each of our named executive officers. Each agreement provides that the named executive officer shall be entitled to receive from us a cash payment in one lump sum equal to 200% of his base salary for 2004 plus two years of continued insurance benefits in the event of a change of control (as defined in the agreement) of us in which his employment is terminated by us without cause (as defined in the agreement) or by him for good reason (as defined in the agreement) prior to the last day of the eighteenth full calendar month following a change of control. Each named executive officer has agreed not to disclose any of our confidential information, and not to solicit any of our employees (current and former within the preceding twelve months) or compete against us during his employment and for a period of one year after his employment is terminated for any reason whatsoever. The agreements terminate on December 31, 2008 if a change of control has not occurred by then, unless extended by us in our sole discretion.

Benefit Plans

Stock Option Plans. We maintain the 1996 stock option plan for non-employee directors and the 1997 stock option plan, whereby eligible officers, directors and employees can be granted options for the future purchase of Company common stock at the market price on the grant date. The options, if not exercised within five-year or ten-year periods, expire. At December 31, 2005, 1,543,500 shares were reserved for issuance under outstanding options under the plans and 406,500 unissued options were available under the two plans. Generally, employee options have a 10-year life and vest over a 4-year period from the grant date, subject to earlier vesting upon a change in control, and may be incentive stock options and nonqualified stock options that do not comply with Section 422 of the Internal Revenue Code.  Director options have a five-year life and vest eleven months from the grant date.

401(k) Retirement Plan. We sponsor a participant contributory retirement (401(k)) plan, which is available to all employees. Our contribution to the plan is either a percentage of the participants salary (50% of the participants contribution up to a maximum of 6%) or a discretionary amount.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2005 about our common stock that may be issued upon the exercise of stock options under all of our existing equity compensation plans, the 1996 stock option plan for non-employee directors and the 1997 stock option plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan excluding securities reflected in column (a)

Equity compensation plans approved by security holders	1,543,500	$2.00	406,500
Equity compensation plans not approved by security holders	—	—	—
Total	1,543,500	$2.00	406,500

Report of Compensation Committee

The following report of the compensation committee shall not be deemed to be soliciting material or to be filed with the Securities and Exchange Commission nor shall this report be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

General Philosophy on Executive Compensation

Our compensation program for the named executive officers, as well as for our other executive officers, is administered by the compensation committee. During 2005, the compensation committee consisted of three outside directors, James C. Gale, chairperson, Randolph K. Piechocki and Donald F. U. Goebert.

Our officer compensation is composed of base salary, incentive compensation in the form of an annual cash bonus and discretionary long-term incentive compensation in the form of stock options. Each officer is also a participant in medical and life insurance, a non-contributory 401(k) and other plans which are generally made available to our employees or of the business units managed by such officer.

The compensation committee strives to offer to our officers a compensation package consisting of base salary and incentive compensation which will attract, retain, motivate, and reward talented executives. To achieve their objectives, the compensation committee evaluates the performance of our officers and consider data on other companies in its industry which are comparable in size, location and financial performance. The compensation committee intends to base a significant portion of the compensation of our executive officers upon our financial success so that the financial interests of our executive officers are aligned with those of our stockholders.

As President and Chief Executive Officer, Mr. Storey’s annual salary is currently $268,000. Consistent with the compensation objectives of the compensation committee, the use of stock options has also been a material part of the compensation package for Mr. Storey. In 2005, 10,000 stock options were granted to Mr. Storey under our 1997 stock option plan. In 2005, 10,000 stock options were granted to each of Messrs. Kelly and Cook, while a total of 196,000 stock options were granted to our other employees under our 1997 stock option plan.

For 2005, the compensation committee approved the payment of cash bonuses to Messrs. Storey, Kelly and Cook of $260,000, $155,500 and $106,000, respectively, based upon our performance for the year 2005 as measured against specified levels of sales and pre-tax income established by the compensation committee at the beginning of the year. The compensation committee reviewed our performance against these pre-established levels, along with individual management performance, and used this information to determine each of the named executive officer’s bonus.

As previously reported in our Current Report on Form 8-K dated February 23, 2006, the compensation committee set base salaries effective January 1, 2006 and established an incentive bonus plan for the named executive officers for the year 2006. Mr. Storey’s base salary was increased to $268,000 from $260,000, Mr. Kelly’s base salary was increased to $160,000 from $155,500 and Mr. Cook’s base salary was increased to $125,000 from $106,000. Under the incentive bonus plan, each of the named executive officers is eligible to receive a cash bonus of up to 100% of his base salary for 2006 depending upon our achievement in 2006 of specified levels of sales and pre-tax income. Cash bonuses for the named executive officers will be weighted as follows: 25% for sales and 75% for pre-tax income. Therefore, to determine each named executive officer’s annual bonus for 2006, 25% of the named executive officer’s base salary will be multiplied by the percentage allocated to the specified level of sales achieved, if any, and 75% of the named executive officer’s base salary will be multiplied by the percentage allocated to the specified level of pre-tax income achieved, if any.

The compensation committee also approved the grant of 25,000 stock options to each named executive officer under the our 1997 stock option plan. The stock options are exercisable at a price of $11.40 per share (the closing price on the American Stock Exchange on February 23, 2006) and vest in whole or in part on the first anniversary of the date of grant depending upon our achievement in 2006 of the same specified levels of sales and pre-tax income as are applicable to the payment of cash bonuses described above. The vesting of the options are weighted in the same manner as the payment of cash bonuses. Therefore, to determine the number of options that will vest to a named executive officer, 25% of his stock options (i.e., 6,250) will be multiplied by the percentage allocated to the specified level of sales achieved, if any, and 75% of his stock options (i.e., 18,750) will be multiplied by the percentage allocated to the specified level of pre-tax income achieved, if any. Any options that do not vest to a named executive officer because of our failure to achieve the specified levels of sales and pre-tax income will automatically be forfeited and canceled.

Compliance with Internal Revenue Code Section 162(m)

The Internal Revenue Code of 1986, as amended, provides that publicly-held corporations may not deduct, for federal income tax purposes, non-performance based compensation for its chief executive officer and certain other executive officers to the extent that such compensation exceeds $1,000,000 for the executive. The compensation committee and the board intend to take such actions as are appropriate to qualify compensation paid to executives for deductibility under these recent amendments. In this regard, base salary and bonus levels are expected to remain well below the $1,000,000 limitation in the foreseeable future. Options granted under our stock option plans are designed to constitute performance-based compensation, which would not be included in calculating compensation for purposes of the $1,000,000 limitation.

COMPENSATION COMMITTEE

James C. Gale (chairperson)

Donald F.U. Goebert

Randolph K. Piechocki

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee was at any time during the past fiscal year an officer or employee of us, was formerly an officer of us or any of our subsidiaries (other than Mr. Goebert who served as our President and Chief Executive Officer from April 1993 to December 1997), or had any employment or business relationship with us.

During the last fiscal year, none of our executive officers served as:

•

a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on our compensation committee;

•

a director of another entity one of whose executive officers served on our compensation committee; and

•

a member of the compensation committee (or other committee of the board of directors performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of us.

CERTAIN TRANSACTIONS

During 2005, we did not have any transactions with management and others or business relationships with any of our directors or director nominees that were reportable under Item 404 of Regulation S-K.

STOCK PERFORMANCE GRAPH

The following graph compares the five-year cumulative total stockholder return on our common stock with the five-year cumulative total return of the American Stock Exchange Total Return Index (U.S.) (the “AMEX Total”), the American Stock Exchange Technology Index (the “AMEX Technology”), the Nasdaq Stock Index, U.S. (“Nasdaq”) and the Nasdaq Non-Financial Stocks Index (“Composite”). The AMEX Total and the AMEX Technology indices are replacing the Nasdaq and the Composite indices, the indices on which last year’s stock performance graph was based. We have selected the AMEX Total and AMEX Technology indices because our common stock has been trading on the American Stock Exchange since October 14, 2005 and these new indices include our common stock (albeit only for one year of the five-year measurement period) and equity securities of other companies traded on the American Stock Exchange. In accordance with SEC rules and regulations, for this year’s performance graph only, we are required to include a comparison of our common stock with the new indices, as well as the former indices. The comparisons cover the five years ended December 31, 2005 and are based on an assumed investment of $100 as of December 31, 2000 and the reinvestment of any dividends. The comparisons in the graph are based upon historical data and are not indicative of, nor intended to forecast future performance of our common stock.

	AMEX Total	AMEX Technology	NASDAQ	COMPOSITE	RELM
12/31/2000	100.00	100.00	100.00	100.00	100.00
12/31/2001	93.10	103.60	79.30	76.50	258.60
12/31/2002	76.10	62.60	54.80	50.00	120.70
12/31/2003	103.00	96.40	82.00	76.50	381.80
12/31/2004	119.00	110.80	89.20	82.50	554.20
12/31/2005	128.8	105.00	91.10	84.40	1800.50

The foregoing stock performance information, including the graph, shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission nor shall this information be incorporated by reference into any of our filings under the Securities Act of 1933 or the Securities Exchange Act of 1934.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman LLP (“BDO”), an independent registered public accounting firm, audited our financial statements for the year ended December 31, 2005. We had no disagreements with BDO on accounting and financial disclosures. BDO’s work on our audit for 2005 was performed by full time, permanent employees and partners of BDO.  BDO has been reappointed to serve as our independent registered public accounting firm for 2006.

Representatives of BDO are expected to be present at the annual meeting and will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate stockholder questions.

FEES PAID TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The rules of the Securities and Exchange Commission require us to disclose fees billed by our independent registered public accounting firm for services rendered to us for each of the years ended December 31, 2005 and 2004.

Audit Fees

BDO billed us approximately $93,000 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2005. BDO billed us approximately $39,000 for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2005. Also, BDO billed us approximately $18,500 for the review of our registration statements on Form S-3 and Form S-8.

BDO billed us approximately $93,000 for professional services rendered for the audit of our annual financial statements for the year ended December 31, 2004. BDO billed us approximately $27,000 for the reviews of the financial statements included in our Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, June 30 and September 30, 2004. Also, BDO billed us approximately $5,000 for the review of our registration statement on Form S-1 pertaining to the warrants issued in our 2002 rights offering.

Audit-Related Fees

BDO did not bill us for audit-related fees for the years ended December 31, 2005 and 2004, respectively, as no audit-related services were performed during such years.

Tax Fees

BDO did not bill us for tax fees for the years ended December 31, 2005 and 2004, respectively, as no tax services were performed during such years.

All Other Fees

BDO did not bill us for other services for the years ended December 31, 2005 and 2004, as no other services were performed during those years.

The audit committee has determined that the provision of the services by the auditors reported hereunder had no impact on either of their independence.

MISCELLANEOUS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and persons who own more than 10 percent of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent shareholders are required by SEC regulation to furnish us with all Section 16 reports they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and representations that no other reports were required, we believe that all Section 16 filing requirements applicable to our officers, directors and 10 percent beneficial owners were complied with during the year ended December 31, 2005, other than late filings for Form 4 in March 2005 by named executive officers David P. Storey and William P. Kelly in connection with Rule 16b-3 option grants to them in February 2005.

Annual Report on Form 10-K

Copies of our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission are available to stockholders without charge upon written request to the Secretary of RELM at 7100 Technology Drive, West Melbourne, Florida 32904.

Stockholder Proposals

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, some stockholder proposals may be eligible for inclusion in our proxy statement for our 2007 annual meeting of stockholders.  To be eligible for inclusion in our 2006 proxy statement, any such proposals must be delivered in writing to the Secretary of RELM no later than December 7, 2006, and must meet the requirements of Rule 14a-8 under the Securities Exchange Act of 1934. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.

Other Matters

As of the date of this proxy statement, our board of directors does not know of any other matters that will be presented for consideration at the annual meeting other than as described in this proxy statement. If, however, any other matters are properly brought before the annual meeting, it is intended that the persons named as proxies will vote in accordance with their best judgment with respect to such matters.

ANNEX A

RELM WIRELESS CORPORATION (the “Company”)

AUDIT COMMITTEE CHARTER

(Amended and Restated effective March 29, 2006)

Purpose

The purpose of the Audit Committee (the “Committee”) shall be as follows:

•

To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

To provide assistance to the Board of Directors with respect to its oversight of the following:

(a)

The integrity of the Company’s financial statements.

(b)

The independent registered public accounting firm’s qualifications and independence.

(c)

The performance of the Company’s internal audit function, if any, and independent registered public accounting firm.

To prepare the report that Securities and Exchange Commission (“SEC”) rules require be included in the Company’s annual proxy statement.

Composition

The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” under the rules of the American Stock Exchange or any other national securities exchange on which the Company’s common stock is then listed and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act.

One director who is not independent as defined in the rules and regulations of the American Stock Exchange and who satisfies the requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 may serve as a member of the Committee, in the following circumstances:

•

the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or another Board committee, does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company so long as such compensation is not contingent in any way on continued service;

•

the director is not an affiliated person of the Company or any of its subsidiaries.

•

the director is not a current officer or employee of the Company or an immediate family member of a current officer or employee;

•

the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

•

the Board of Directors discloses, in the Company’s next annual meeting proxy statement (or its next annual report on Form 10-K or its equivalent if the Company does not file an annual proxy statement) subsequent to such determination, the nature of the relationship and the reason for that determination;

•

no such person may serve as the Chairman of the Committee; and

•

no such person may serve on the Committee for more than two years.

No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) compensation for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

Qualifications

All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member must either have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities or be an “audit committee financial expert” as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate, but at least on a quarterly basis. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent registered public accounting firm to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent registered public accounting firm and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall be given full access to the Company’s internal audit group, if any, Board of Directors, corporate executives, and independent registered public accounting firm as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the independent registered public accounting firm’s report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent registered public accounting firm. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company's exposure to risk.

Documents/Reports Review

1.

Discuss with management and the independent registered public accounting firm, prior to public dissemination, the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent registered public accounting firm the matters required to be discussed by Statement of Auditing Standards No. 61.

2.

Discuss with management and the independent registered public accounting firm, prior to the Company's filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company's ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company's internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

3.

Discuss with management and the independent registered public accounting firm the Company's earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4.

Discuss with management and the independent registered public accounting firm the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Registered Public Accounting Firm

5.

Appoint, retain, compensate, evaluate, and terminate any registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the registered public accounting firm.

6.

Oversee the work of any independent registered public accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including the resolution of any disagreements between management and the independent registered public accounting firm regarding financial reporting.

7.

Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent registered public accounting firm. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent registered public accounting firm, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

8.

To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent registered public accounting firm to management.

9.

Require that the independent registered public accounting firm, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

10.

Inform each independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11.

Review, at least annually, the qualifications, performance, and independence of the independent registered public accounting firm. In conducting its review and evaluation, the Committee should do the following:

(a)

At least annually obtain and review a report by the Company's independent registered public accounting firm describing (i) the accounting firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the accounting firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the accounting firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent registered public accounting firm and the Company.

(b)

Ensure the receipt from the independent registered public accounting firm of a formal written statement delineating all relationships between the accounting firm and the Company, consistent with Independence Standards Board Standard No. 1.

(c)

Actively engage in a dialogue with the independent registered public accounting firm with respect to any disclosed relationships or services that may impact the objectivity and independence of such accounting firm.

(d)

Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent registered public accounting firm.

(e)

Ensure the rotation of the lead audit (or coordinating) partner at least every five years, and consider whether there should be regular rotation of the accounting firm itself.

(f)

Confirm with the independent registered public accounting firm that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

(g)

Take into account the opinions of management and the Company’s internal auditor (or other personnel responsible for the internal audit function), if any.

Financial Reporting Process

12.

In consultation with the independent registered public accounting firm, management, and the internal auditor, if any, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent registered public accounting firm reports from management and the independent registered public accounting firm regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management's Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent registered public accounting firm setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting firm; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company's disclosure controls and procedures, management's evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent registered public accounting firm, relating to the Company’s financial statements; and (i) any other material written communications between the independent registered public accounting firm and the Company’s management.

13.

Review periodically the effect of regulatory and accounting initiatives, as well as any off-balance sheet structures, on the financial statements of the Company.

14.

Review with the independent registered public accounting firm any audit problems or difficulties encountered and management's response thereto. In this regard, the Committee will regularly review with the independent registered public accounting firm (a) any audit problems or other difficulties encountered by the accounting firm in the course of the audit work, including any restrictions on the scope of the independent registered public accounting firm’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent registered public accounting firm (i) any accounting adjustments that were noted or proposed by the accounting firm but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the accounting firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent registered public accounting firm to the Company.

15.

Obtain from the independent registered public accounting firm that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

16.

Discuss the scope of the annual audit and review the form of the opinion the independent registered public accounting firm proposes to issue.

17.

Review and discuss with management and the independent registered public accounting firm the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General

18.

Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

19.

Discuss with management and the independent registered public accounting firm the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

20.

Set clear hiring policies for employees or former employees of the independent registered public accounting firm. At a minimum, these policies should provide that any accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

21.

Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22.

Unless assigned to a comparable committee or group of independent directors, review and approve all related party transactions as specified in Item 404 of Regulation S-K.

23.Review and reassess the adequacy of this Charter on an annual basis.

Reports

24.

Prepare all reports required to be included in the Company’s proxy statement pursuant to and in accordance with applicable rules and regulations of the SEC.

25.

Report regularly to the full Board of Directors. In this regard, the Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the performance and independence of the Company’s independent registered public accounting firm, and the performance of the internal audit function, if any.

26.

The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

27.

Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee's Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including the internal audit staff, if any, as well as the independent registered public accounting firm have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent registered public accounting firm’s work.

FORM OF PROXY

RELM WIRELESS CORPORATION
PROXY FOR 2006 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
MAY 10, 2006

The undersigned stockholder(s) of RELM Wireless Corporation, a Nevada corporation (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint David P. Storey and William P. Kelly, and each of them, with full power to act alone, the true and lawful attorneys-in-fact and proxies of the undersigned, with full powers of substitution, and hereby authorize(s) them and each of them, to represent the undersigned and to vote all shares of common stock of the Company that the undersigned is entitled to vote at the 2006 Annual Meeting of Stockholders of the Company to be held on May 10, 2006 at 9:00 a.m., local time, at the corporate offices of the Company at 7100 Technology Drive, West Melbourne, Florida, and any and all adjournments and postponements thereof, with all powers the undersigned would possess if personally present, on the following proposals, each as described more fully in the accompanying proxy statement, and any other matters coming before said meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL OF NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1.

1. To elect the following nominees as directors, each until the next annual meeting of stockholders in 2007 and until his successor is duly elected and qualified: George N. Benjamin, III, David P. Storey, Ralph R. Whitney, James C. Gale, Donald F. U. Goebert and Randolph K. Piechocki.

☐  FOR the nominees above               ☐  WITHHELD for all nominees above

(except as marked below)

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided below)

________________________________________________________________________

2. To transact any other business as may properly be brought before the annual meeting.

This proxy will be voted in the manner directed herein by the undersigned. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF TO THE EXTENT PERMITTED UNDER APPLICABLE LAW.

Receipt of the Notice of 2006 Annual Meeting of Stockholders and accompanying Proxy Statement, together with the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 is hereby acknowledged.

IMPORTANT — PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

Signature(s) ___________________

Date ___________, 2006

Signature(s) ___________________

Date ___________, 2006